UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010

(Address of Principal Executive Offices)
____________________

(323) 937-1060

(Registrant’s telephone number, including area code)
____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On August 4, 2008, Mercury General Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mercury General Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 1, 2008, the Board of Directors of Mercury General Corporation (the “Company”) appointed Martha Marcon as director of the Company. Ms. Marcon will serve until the 2009 Annual Meeting of Shareholders and until her successor is duly elected and qualified. Ms. Marcon has not been appointed to any committees of the Board of Directors.

There is no arrangement or understanding between Ms. Marcon and any other person pursuant to which Ms. Marcon was selected to serve as a director of the Company, nor does Ms. Marcon have a family relationship with any director, executive officer or person nominated as such of the Company. Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Ms. Marcon, or members of her immediate family, had or will have a direct or indirect material interest.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Control

On August 1, 2008, the Board of Directors of the Company approved a First Amendment to the Company’s Amended and Restated Bylaws of the Company to fix the current number of directors of the Company at ten.

The full text of the First Amendment to the Company’s Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

3.1	First Amendment to Amended and Restated Bylaws of Mercury General Corporation.

99.1	Press Release, dated August 4, 2008, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2008	MERCURY GENERAL CORPORATION

By: /s/ Theodore Stalick

Name: Theodore Stalick Its: Chief Financial Officer

Exhibit Index

Exhibit 3.1.	First Amendment to Amended and Restated Bylaws of Mercury General Corporation.

Exhibit 99.1.	Press Release, dated August 4, 2008, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.